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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 10, 2009
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                       LEGEND INTERNATIONAL HOLDINGS, INC
             (Exact name of registrant as specified in its charter)
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       Delaware                     000-32551                23-3067904
   (State or Other Jurisdiction   (Commission            (I.R.S. Employer
     of Incorporation)               File Number)        Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Office) (Zip Code)

                                 61-3-8532-2866
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 8.01:      Other Events

           On February 10, 2009, the Company issued the attached press release announcing an update to its phosphate project and a summary of progress and milestones achieved to date.

Item 9.01:      Financial Statement and Exhibits

99.1:    Press Release dated February 10, 2009





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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       LEGEND INTERNATIONAL HOLDINGS, INC.
                       (Company)

                       By:    /s/ Peter Lee
                              ---------------------------------------
                                      Peter Lee
                                      Secretary


Dated: February 12, 2009



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


                                INDEX TO EXHIBITS

99.1:               Press Release dated February 10, 2009





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